Application For A Deferred Variable Annuity Contract
                      Please print or type all information

Valley Forge Life Insurance Company, 401 Penn Street, Reading, PA  19601
Executive Office: CNA Plaza, Chicago, IL  60685
Administrative Office: CNA Life, 100 CNA Drive, Nashville, TN  37214
Phone: (800) 262-1755
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1. Annuitant                                                            4. Plan Type
 Male     Female                                                        Product:
                                                                         Non-Qualified Plan
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First Name                 Middle                    Last                Corporate Qualified Pension Plan*
                                                                         Spousal Individual Retirement Annuity
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Relationship to Owner                                                    Regular Individual Retirement Annuity


                                                                         Rollover Individual Retirement Annuity
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Date of birth                               Social Security No.          Simplified Employee Pension Plan*
                                                                         HR-10             Other, please specify
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Street Address             City             State    ZIP                *Please provide a copy of the plan if the contract will be used in a
                                                                        pension plan.
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Home Phone        Business Phone            Email address               Is this a 1035 exchange?*   Yes      No   *If this is a 1035
                                                                        exchange, please complete a Variable Authorization to
ContingentAnnuitant, if applicable                                      Transfer Funds form.
-----------------------------------------                               You may also need to complete a replacement form in some
 Male     Female                                                        states.

                            ----------------------------------------
                          Relationship to proposed annuitant
                                                                        If `Yes', anticipated $
                                                                                               ---------------------


                                                                        5. Contributions
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First Name                 Middle                    Last               (Make Checks Payable to Valley Forge Life Insurance Co.)
                                                                        Total Contribution:   $
--------------------------------------------------------------------                            ------------------------------------
Relationship to Owner                                                   Minimum initial purchase payment for non-qualified plans is
                                                                        $10,000
                                                                        Minimum initial purchase payment for qualified plans is
--------------------------------------------------------------------    $2,000
Date of birth                               Social Security No.         6. Transfer Authorization
                                                                        Upon receiving proper identification as outlined in the
--------------------------------------------------------------------    prospectus, I instruct Valley Forge Life to accept request
Street Address             City             State    ZIP                from (check applicable box or boxes)

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Home Phone        Business Phone            Email address               me [the owner(s)]    and/or my designated registered
                                                                        representative

2. Owner, if other than proposed annuitant                              ------------------------------------------  (name of
                                                                        representative).


 Individual        Male              Female                             I understand that neither Valley Forge Life, nor any persons authorized by Valley Forge Life, will be responsible for any
 Trust                                                                  (please provide a copy of trust) Other, please specify
                                                                        claim, loss, liability or expense in connection with
                                                                        instructions received by me or my representative, if
                                                                        Valley Forge Life acted on such instructionsin good faith in reliance upon this authorization. Valley Forge Life will
continue to
act upon this authorization until such time as I First Name Middle Last notify
Valley Forge Life otherwise in writing.


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Date of birth                          Social Security/Tax ID No.


-------------------------------------------------------------------     -----------------     -----------------      ---------------
Street Address             City             State    ZIP                 Owner's            Joint Owner's               Date
                                                                        initials               initials
Joint Owner, if applicable

--------------------------------
 Male     Female                                                        7. Pre-Authorized Check (Attach voided check)
                                                                        I authorize CNA to withdraw $                         on a
                                                                        monthly basis from my checking account for future monthly
--------------------------------------------------------------------    contributions to my Contract. (Minimum is $100 monthly.) A
First Name                 Middle                    Last               voided check is attached. I understand that the monthly
                                                                        withdrawal will occur one frequency date after the date of
--------------------------------------------------------------------    issue unless I note otherwise. If you want the withdrawal
Relationship to Owner                                                   to occur on a specific day of the month, write that day here

--------------------------------------------------------------------    --------------- (Note that the 29th, 30th, and 31st are not
Date of birth                          Social Security/Tax ID No.       available dates).
                                                                        Otherwise, contributions will begin one frequency date after
3. Beneficiary                                                          the date of issue.

Primary                                   Percent
                                                   ------------------

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First Name                 Middle                    Last
                                                                        8. Annuity Date
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Date of birth                               Relationship to Owner               If no date is specified, the contract/certificate
                                                                                will be issued with the annuity date as the contract
--------------------------------------------------------------------            date following the annuitant's 95th or 99th birthday
Address of beneficiary                                                          as specified in the contract (unless otherwise
                                                                                specified by State regulations.). Annuity option
------------------------------------                                    --------defaults to life with 10 year period certain.
Contingent  or Primary                    Percent
                                                   ------------------


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First Name                 Middle                    Last



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                                                                        9. Special Instructions
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Date of birth                               Relationship to Owner
                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

                                                                        ------------------------------------------------------------

(Add information about additional beneficiaries under #9 Special Instructions.)

                                                                        ------------------------------------------------------------



10. Allocations                                                         11. Dollar Cost Averaging

On issued contracts, your initial Net Purchase payment will             I authorize the Company to transfer the following as
be allocated as indicated below. Selections must total 100%.            indicated below (choose only one):
Minimum initial allocations to any single subaccount is 1%.             No fractional percentages.
No fractional percentages. These percentages will apply
in future years but may be changed at any time by the                   ------------------------------------------------------------
owner.If no allocation is indicated, Federated Prime Money              Money Market DCA (available any time)
Fund II will be automatically selected.                                 ------------------------------------------------------------
                                                                        Initial purchase payment: $               or %
                                                                                                     ------------        -----------
                                                                        Minimum initial purchase payment $1000M inimum transfer $100
Alliance Capital Management, L.P.                                       DCA contributions will be allocated as selected in Section
                                                                        10.  Unallocated fund balance will be held in the(Federated)
     %    Growth & Income Portfolio                                     Prime Money Fund II.
-----
     %    Premier Growth Portfolio
-----
American Century Investment Management, Inc.                            Check transfer term:
     %    VP Income & Growth Fund                                               Until  "Money Market" account is 100% depleted
-----
     % VP Value Fund Will notify you when to discontinue DCA program -----
(Please note notification must be in writing and must Federated Investment
Management Company be received by CNA at least 30 days prior to desired date of discontinuation.)
     %    Prime Money Fund II (money market fund)
-----                                                                            End date:         /        /
      %    Utility Fund II                                                                  -------- --------
-----
     %    High Income Bond Fund II                                      Amount per frequency $                  or %
-----
                                                                                                ------------        ----------------
Fidelity Management & Research Co.                                                               Monthly              Quarterly
     %    VIP Equity-Income Portfolio                                                            Semi-Annually        Annually
-----
     %    VIP II Asset Manager Portfolio                                If you want the withdrawal to occur on a specific day of the
-----                                                                   month, write that day here                          (Note
     %    VIP II Index 500 Portfolio                                                          --------------------------
-----                                                                   that the 29th, 30th, and 31st are not available dates).
     %    VIP II Contrafund Portfolio                                   Otherwise, contributions will begin one frequency date after
-----                                                                   the date of issue.

Franklin Templeton
     %    Developing Markets Securities Fund                            Start date:    End date:    (If used sequentially with other
-----                                                                             ---           ---  programs)*

     %    Asset Strategy Fund
-----                                                                   ------------------------------------------------------------
Fred Alger Management, Inc.                                                 Fixed Account DCA (available with initial purchase only)
                                                                        ------------------------------------------------------------
     %    American Small Capitalization Portfolio                       Initial purchase payment: $               or %
-----                                                                                              ------------       --------------
     %    American Growth Portfolio                                     Minimum initial purchase payment $5000
-----
     %    American MidCap Growth Portfolio                              Must be exhausted within selected time frame (Option 1 or
-----                                                                   Option 2 below.)

     % American Leveraged AllCap Portfolio DCA contributions will be allocated according toinstructions ----- in section 10.

Janus                                                                   Capital Corporation Unallocated fund balance will receive
                                                                        a fixed interest rate according to the option selected.
     %    Capital Appreciation Portfolio
-----
     % Growth Portfolio Transfer will be completed in equal percentages throughout ----- the time period and transfer frequency indicated below.*
     %    Balanced Portfolio
-----                                                                   Time period (check one): Option 1 (1 year to complete total
     %    Flexible Income Portfolio                                                                       fund transfer)

     %    International Growth Portfolio                                                         Option 2 (6 mos. to complete total
-----                                                                                                     fund transfer)
      %    Worldwide Growth Portfolio                                  (Please consult your CNA representative for current rates
-----                                                                   being offered on each of these two options.)

Lazard Asset Management
     %    Retirement Equity Portfolio                                   Transfer frequency:       Monthly            Quarterly
-----



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     %    Retirement Small Cap Portfolio                                Fixed Account DCA will begin 1 frequency after all initial
-----                                                                   funds are received.

MFS Investment Management                                               Start date:    End date:    (If used sequentially with other
                                                                                  ---           ---   programs)*

     %    Emerging Growth Series
-----
     %    Research Series                                               12. Rebalancing
-----
     %    Investors Trust Series                                        Rebalancing will begin on the first business day of the
-----                                                                   chosen frequency once the request is received by the service
     %    Total Return Series                                           center.
-----
Morgan Stanley Asset Management
     %    Emerging Markets Equity Portfolio                             Rebalancing should occur:
-----
     %    International Magnum Portfolio                                                  Quarterly             Annually
-----
Fixed Account                                                                             Semi-Annually
     %    1 year                                                        Start date:    End date:    (If used sequentially with other
-----                                                                              ---           ---  programs)*

Fixed Account II
     %    1 year                                                        13. Systematic Withdrawal
-----
     %    3 year                                                        Unless net withdrawal is requested, the check will be sent
-----                                                                   gross of surrender charges.
     %    5 year
-----
     %    7 year
-----
     %    10 year                                                               Net withdrawal      $
-----
Other (Please specify)                                                                                      % of account value
                            -----------------------------------         -----------------------------------

     %                                                                  Transfer frequency (Check one)    Monthly         Quarterly
-----     -------------------------------------------------
                                                                                                          Semi-Annually    Annually

     %
-----     -------------------------------------------------             Start date:    End date:    (If used sequentially with other
                                                                                 ---           ---    programs)*
     %
-----     -------------------------------------------------

     %
-----     -------------------------------------------------
                                                                        *Rebalancing, systematic withdrawal, and dollar cost
     %                                                                  averaging cannot occur at the same time. However, the
-----     -------------------------------------------------             programs can occur in sequence. Please specify start/end
                                                                        dates.
      %
 -----    -------------------------------------------------

       %
 -----    -------------------------------------------------

      %
 -----    -------------------------------------------------

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14. Statement of Participant

 I have I have not received a copy of the current prospectus for this variable annuity product.

Date of Prospectus         /        /
                   ------------------
I hereby represent to the best of my knowledge and belief that each of the statements and answers contained above is full, com- plete and true, and that each Social Security number or taxpayer identification number shown above is correct. I understand that all payments and values, when based on the investment experience of variable accounts, may increase or decrease in accordance with market performance, and the dollar amounts are not guaranteed. I understand that amounts payable from Fixed Account II under this contract are subject to an interest adjustment if withdrawn or transferred prior to the end of the applicable guaranteed period. I also understand that withdrawal charges may be applicable. I understand this application and any signed and dated attachments shall be made a part of the annuity contract issued by the Valley Forge Life Insurance Company. I believe this contract will meet anticipated financial needs. To the best of my knowledge, the annuity applied for by this application does does not replace or change any insurance or annuity coverage currently in force.
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Signed at:


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
City                                                                   State                                 Date

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Annuitant's Signature                                                  Owner's Signature (If other than annuitant)


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Joint Owner's Signature                                                Agent/Registered Rep's Signature
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15. Agent's Replacement Question
Do you have knowledge or reason to believe that the annuity applied for by this application will replace or change any insurance or annuity coverage currently in force on the life of the proposed annuitant? Yes No (If yes, provide details and complete the appropriate replacement form. If this is a 1035 exchange or direct transfer, please complete a variable product "authorization to transfer"
form.) Agent Transmittal (Please print.) Note: Name entered must be identical to the name on the agent's state license.
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
Writing Agent/Representative                                                  Agent Code                        Split Percent

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Writing Agent/Representative                                                  Agent Code                        Split Percent

----- -------------------------------------------------------------------- -- -- ---------------------------------------------------
Broker Dealer                                             Dealer Code         Branch Address                    Phone Number

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Wholesale Broker Dealer/Managing General Agency/Life Sales Office                                               Dealer/Agency Code

For Registered Representative Use Only. Contact your home office for program information:         Option A   Option B   Option C

Send applications and paperwork to:  CNA, ATTN:  Variable Team, 100 CNA Drive, Nashville, TN  37214  Phone:  800-262-1755

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